Exhibit 10.3

2014 Non-Employee Director Compensation

Cash Compensation

Board of Directors	Retainer Fee	$25,000
	Additional Chair Retainer Fee	$30,000
	Regular Meeting Fee	$2,500
	Special Meeting Fee*	$1,000
Audit Committee	Retainer Fee	$6,000
	Additional Chair Retainer Fee	$15,000
	Meeting Fee**	$1,000
Compensation Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee**	$1,000
Nominating & Corporate Governance Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee**	$1,000
Research & Development Committee	Retainer Fee	$10,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee**	$5,000

*     Meeting at which minutes are generated.
** In-person meeting or teleconference at which minutes are generated.

Equity Compensation

Board of Directors	Initial Option Grant*	Number of Options	65,000
	Annual Option Grant**	Number of Options	40,000

*     For new directors only. Vests over four years, with one year cliff vesting and then monthly thereafter.
**    Vests monthly over one year.